UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

Tidewater Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400
Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Series A Warrants to purchase shares of common stock	TDW.WS.A	New York Stock Exchange
Series B Warrants to purchase shares of common stock	TDW.WS.B	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item1.01	Entry into a Material Definitive Agreement.

On March 7, 2023, Tidewater Inc., a Delaware corporation (“Tidewater” or the “Company”), entered into an Agreement for the Sale and Purchase of Vessels, Charter Parties and Other Assets (the “Sale and Purchase Agreement”) by and among Tidewater and TDW International Vessels (Unrestricted), LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (together with Tidewater, the “Tidewater Parties”), on the one hand, and certain subsidiaries of Solstad Offshore ASA, a Norwegian public limited company (collectively, the “Sellers”), on the other hand, pursuant to which, among other things, the Tidewater Parties will acquire from the Sellers (i) 37 platform supply vessels currently owned by the Sellers (the “Vessels” and each a “Vessel”), (ii) the charter parties governing certain of such Vessels and (iii) the Economic Interest (as defined in the Sale and Purchase Agreement) in certain charter parties as specified therein (clauses (i) through (iii) collectively, the “Assets”) and, in exchange, the Tidewater Parties will pay the Sellers an aggregate cash purchase price of $577 million (the “Purchase Price”) (subject to adjustments) plus customary extras (such as fuel and bunkers), upon the terms and subject to the conditions set forth in the Sale and Purchase Agreement (the “Acquisition”).

Pursuant to the Sale and Purchase Agreement, closing of the Acquisition is subject to the satisfaction or waiver of customary closing conditions, including, among others, (i) the accuracy of the representations and warranties of each party, subject to certain specified materiality standards, (ii) compliance by each party in all material respects with its covenants, (iii) the absence of any injunction or restraining order from any governmental body that restrains or prohibits any transaction contemplated by the Sale and Purchase Agreement, (iv) the approval of the Acquisition from relevant governmental authorities, and (v) the Company’s ability to obtain sufficient financing to pay the Purchase Price and the Tidewater Parties’ costs and expenses and all other sums payable under the Sale and Purchase Agreement.

The Sale and Purchase Agreement contains certain customary representations and warranties of the Tidewater Parties and the Sellers. The Sale and Purchase Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the Sellers’ operation of the relevant Vessels and charter parties before and after the closing of the Acquisition, as applicable, (ii) the parties’ cooperation to obtain regulatory approvals and the Tidewater Parties’ financing, (iii) the Sellers’ delivery of the required financial statements relating to the Assets, (iv) the parties’ efforts to obtain the consents of the charterers of the applicable Vessels involved in the Acquisition, and (v) the employment of certain offshore and shore-based employees of the Sellers.

The Tidewater Parties, on the one hand, and the Sellers, on the other hand, have agreed to indemnify each other for certain liabilities, including liabilities arising from breaches of such indemnifying parties’ representations and warranties, covenants and retained liabilities under the Sale and Purchase Agreement.

The Sale and Purchase Agreement contains certain customary termination rights, including, among others, (i) the right of either the Tidewater Parties or the Sellers to terminate if all the conditions to closing have not been either satisfied or waived on or before June 30, 2023, (ii) the right of either the Tidewater Parties or the Sellers to terminate if all the other conditions to closing have been satisfied but the Tidewater Parties have not obtained the necessary financing, and (iii) the right of the Tidewater Parties to terminate if more than three Vessels cannot be delivered at closing as specified in the Sale and Purchase Agreement. In the event the Sale and Purchase Agreement is terminated pursuant to clause (ii), the Tidewater Parties will be required to pay the Sellers a termination fee of US $2.5 million plus reimbursement of documented legal fees, payable within 5 days of demand.

The foregoing description of the Sale and Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Sale and Purchase Agreement, which is filed as Exhibit 2.1 hereto.

The Sale and Purchase Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of such agreement. They are not intended to provide any other factual information about the Assets or the parties to the Sale and Purchase Agreement. The representations, warranties and covenants contained in the Sale and Purchase Agreement, any ancillary documents and the exhibits thereto were or will be made only as of specified dates for the purposes of such agreement, were (except as expressly set forth therein) solely for the benefit of the parties to such agreement, may be subject to qualifications and limitations agreed upon by such parties (including being qualified by confidential disclosures made for the purposes of allocating risk between the parties instead of establishing those matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and stockholders. Investors are not third-party beneficiaries under the Sale and Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the agreement, which subsequent information may or may not be fully reflected in Tidewater’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On March 7, 2023, the Company issued a press release announcing that the Company had entered into a definitive agreement in connection with the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth under this item.

On March 7, 2023, the Company provided supplemental information regarding the Acquisition in an investor presentation posted on its website. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report and is incorporated herein by reference as if fully set forth under this item.

The information furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Disclaimer Regarding Forward Looking Statements

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this communication are forward-looking statements which reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, statements about the expected timing for closing the Acquisition, the parties’ ability to complete the Acquisition, the Company’s ability to obtain the requisite financing, the expected benefits of the Acquisition, projected financial information (including the updated 2023 guidance), and future opportunities. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company and could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, without limitation: satisfaction of the conditions to closing the Acquisition; uncertainties as to the timing to consummate the Acquisition; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; failure to obtain consents or waivers from the relevant third parties; our ability to identify potential lenders and investors for our financing transactions and to close these transactions on satisfactory terms; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisition; the effects of disruption to our and the Sellers’ respective businesses; the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control; transaction costs; our ability to achieve the benefits from the proposed transaction, including the anticipated cash flow generation and customer relationships; our ability to promptly, efficiently and effectively integrate the Assets into our own operations; unknown liabilities; and the diversion of management time on Acquisition-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the Securities and Exchange Commission (the “SEC”). If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Statements in this communication are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
2.1*
Agreement for the Sale and Purchase of Vessels, Charter Parties and Other Assets, dated as of March 7, 2023, by and among Tidewater Inc., TDW International Vessels (Unrestricted), LLC and certain subsidiaries of Solstad Offshore ASA listed on the signature page thereto.

99.1	Press Release announcing the Acquisition, dated March 7, 2023
99.2	Investor Presentation related to the Acquisition, dated March 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Tidewater agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.
Dated: March 7, 2023

	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, General Counsel and
Corporate Secretary

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